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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the inclusion in this UnionBancorp, Inc. Registration Statement on Form S-4 of our report dated February 18, 2006 on the UnionBancorp, Inc. consolidated financial statements and to the reference to us under the heading "Experts" in the prospectus.

                                            /s/Crowe Chizek and Company LLC
                                            _______________________________
                                            Crowe Chizek and Company LLC

Oak Brook, Illinois
August 30, 2006